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                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                       MFS(R) High Income Municipal Trust
                       MFS(R) High Yield Municipal Trust
                    MFS(R) Investment Grade Municipal Trust
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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                                   M F S(R)
                             INVESTMENT MANAGEMENT


                        MFS High Income Municipal Trust
                        MFS High Yield Municipal Trust
                     MFS Investment Grade Municipal Trust
                       MFS Intermediate High Income Fund

                                                              September 8, 2008

Dear Shareholder:

We are writing to follow-up on proxy materials that were mailed to you regarding the Annual Meeting of Shareholders that is scheduled for October 9, 2008. At the meeting, stockholders are being asked to vote on a number of important proposals for your Fund, including:

  o Approval of an amended and restated Declaration of Trust (the Fund's organizational document), which will allow your Fund to conform to the declaration of trust used by other MFS-advised funds (but will not alter any of the Fund's current investments or investment policies).

  o Approval to amend or remove certain of the Fund's investment policies that are designated as "fundamental" (and so can be changed only with shareholder approval), which are being proposed in response to the development of new practices and changes in applicable law and to facilitate administration of the Fund.

  o Election of Fund Trustees

For more information about these proposals, please see the proxy statement that was previously sent to you.

THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THE PROPOSALS.

Your vote is very important. Voting promptly will help reduce solicitation costs (which are paid for by your Fund) and will eliminate your receiving follow-up phone calls or mailings. Your vote can be cast quickly and easily by signing, dating and mailing the enclosed proxy card in the enclosed postage-paid return envelope. You may also be able to vote by telephone or Internet by following instructions on your proxy card.

If you are ready to vote by telephone, need assistance, or have any questions regarding the Fund's proposal or how to vote your shares, please call our proxy solicitor, Georgeson Inc. at 1-888-605-8354. We thank you for your continued trust and support.

Sincerely,

/s/ Robert J. Manning

Robert J. Manning
President
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
MFS INVESTMENT MANAGEMENT

                                                                     (CONTROL NUMBER HERE)

                                                        (BAR CODE HERE)
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

                                                                 ELECTRONIC VOTING INSTRUCTIONS

                                                                 YOU CAN VOTE BY INTERNET OR TELEPHONE! AVAILABLE 24 HOURS A DAY,
                                                                 7 DAYS A WEEK!

                                                                 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

                                                                 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                 PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                 BY 9:29 A.M., EASTERN TIME, ON OCTOBER 9, 2008.

                                                                 VOTE BY INTERNET
                                                                   o Log on to the Internet and go to www.investorvote.com
                                                                   o Follow the steps outlined on the secured website.

                                                                 VOTE BY TELEPHONE

                                                                   o Call toll free 1-800-652-VOTE (8683) within the United
                                                                     States, Canada & Puerto Rico any time on a touch tone
                                                                     telephone. There is NO CHARGE to you for the call.

                                                                   o Follow the instructions provided by the recorded message.

Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

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ANNUAL MEETING PROXY CARD                                    123456                      C0123456789                12345
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\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1-3.

1. Election of Directors:   01 - William R. Gutow      02 - Michael Hegarty      03 - Robert W. Uek

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

                                          FOR    AGAINST   ABSTAIN                                     FOR    AGAINST   ABSTAIN
2. To approve an amended and restated     [ ]      [ ]       [ ]     3. To amend or remove certain     [ ]      [ ]       [ ]
   Declaration of Trust for each Trust.                                 fundamental investment
                                                                        policies of the Trusts.

4. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                           within the box.

----------------------------------       ------------------------------------      -------------------------------------


----------------------------------       ------------------------------------      -------------------------------------

CHANGE OF ADDRESS -- Please print new address below.

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\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

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PROXY -- MFS INVESTMENT MANAGEMENT
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MFS(R) HIGH INCOME MUNICIPAL TRUST - COMMON SHARES
MFS(R) HIGH YIELD MUNICIPAL TRUST - COMMON SHARES
MFS(R) INVESTMENT GRADE MUNICIPAL TRUST - COMMON SHARES

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trusts, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present.

Each trust will hold its meeting simultaneously with each other Trust. Shareholders of each Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at that Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

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
MFS INVESTMENT MANAGEMENT


Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

---------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
---------------------------------------------------------------------------------------------------------------------------

\/  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1-3.

1. Election of Directors:   01 - William R. Gutow     02 - Michael Hegarty          03 - Robert W. Uek
                            04 - J. Atwood Ives       05 - Laurie J. Thomsen

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03       04       05
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]      [ ]      [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

                                          FOR    AGAINST   ABSTAIN                                     FOR    AGAINST   ABSTAIN
2. To approve an amended and restated     [ ]      [ ]       [ ]     3. To amend or remove certain     [ ]      [ ]       [ ]
   Declaration of Trust for each Trust.                                 fundamental investment
                                                                        policies of the Trusts.

4. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                           within the box.

----------------------------------       ------------------------------------      -------------------------------------


----------------------------------       ------------------------------------      -------------------------------------


\/  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

------------------------------------------------------------------------------------------------------------------------
PROXY -- MFS INVESTMENT MANAGEMENT
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MFS(R) HIGH INCOME MUNICIPAL TRUST - PREFERRED SHARES
MFS(R) HIGH YIELD MUNICIPAL TRUST - PREFERRED SHARES
MFS(R) INVESTMENT GRADE MUNICIPAL TRUST - PREFERRED SHARES

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trusts, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the preferred shares of the Trust that the undersigned would be entitled to vote if personally present.

Each trust will hold its meeting simultaneously with each other Trust. Shareholders of each Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE